EXECUTION COPY

Capmark Financial Group Inc.
116 Welsh  Road
Horsham, Pennsylvania 19044

July 24, 2009

Five Mile Capital Partners LLC
3 Stamford Plaza
301 Tresser Blvd.
9th Floor
Stamford, CT 06901

Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004

GMAC Mortgage Group LLC
(f.k.a. GMAC Mortgage Group, Inc.)
200 Renaissance Center
P.O. Box 200
Detroit, Michigan 48265-2000

Kohlberg Kravis Roberts & Co., L.P.
9 West 57th Street
Suite 4200
New York, New York 10019

Dune Capital Management LP
623 Fifth Avenue
New York, NY 10022

Re: Termination of Management Agreement

Ladies and Gentlemen:

Reference is made to the Management Agreement (the “Management Agreement”), dated as of March 23, 2006, by and between GMAC Commercial Holding Corp. (the “Company”), Kohlberg Kravis Roberts & Co. L.P. (“KKR”), Goldman, Sachs & Co. (“GS”), Five Mile Capital Partners LLC (“Five Mile”), Dune Capital Management LP (“Dune”) and GMAC Mortgage Group, Inc. (“GMACMG”, and together with Five Mile, KKR, Dune, GS, the “Consultants”).

Except as set forth below and notwithstanding any terms in the Management Agreement contrary hereto, the Management Agreement and all of its terms and provisions are terminated as of December 31, 2008 (the “Termination Date”).  Effective as of the Termination Date, the Consultants, on the one hand, and the Company (or its successors) or any of its subsidiaries, on the other hand, shall have no further liability or obligation to each other or any other persons arising out of, or related to, the Management Agreement, except that (i) Section 3 of the Management Agreement, with respect to expenses accrued by the Consultants prior to the Termination Date, shall survive such termination indefinitely and (ii) Section 4 of the Management Agreement shall survive such termination for three (3) years from the Termination Date.

This agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

This letter agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

CAPMARK FINANCIAL GROUP INC. (f.k.a. GMAC Commercial Holding Corp.) By: /s/ Benjamin Mittman Name: Benjamin Mittman Title: Vice President

AGREED AND ACKNOWLEDGED:

FIVE MILE CAPITAL PARTNERS LLC

By: /s/ Konrad R. Kruger
Name: Konrad R. Kruger
Title:   Managing Member

GOLDMAN, SACHS & CO.

By: /s/ Bradley J. Gross
Name: Bradley J. Gross
Title:   Managing Director

GMAC MORTGAGE GROUP LLC
(f.k.a. GMAC Mortgage Group, Inc.)

By: /s/ D. Walker
Name: D. Walker
Title:

KOHLBERG KRAVIS ROBERTS & CO., L.P.

By: /s/ Scott C. Nuttall
Name: Scott C. Nuttall
Title:   Member

DUNE CAPITAL MANAGEMENT LP

By: /s/ Joshua P. Eaton
Name: Joshua P. Eaton
Title:   General Counsel